Exhibit 99.1

NASDAQ: INM 1445 – 885 West Georgia St. Vancouver, BC, Canada V6C 3E8 Tel: +1.604.669.7207 Email: info@inmedpharma.com www.inmedpharma.com

InMed to Participate in the H.C. Wainwright 27th Annual Global Investment Conference

Vancouver, British Columbia – September 05, 2025. InMed Pharmaceuticals Inc. (NASDAQ: INM) (“InMed” or the “Company”), a pharmaceutical company focused on developing a pipeline of proprietary small molecule drug candidates for diseases with high unmet medical needs, today announced that the Company will be participating in the H.C. Wainwright 27th Annual Global Investment Conference taking place September 8-10, 2025 in New York. During the conference, members of InMed’s management team will also be conducting one-on-one meetings with investors. Additionally, a corporate presentation from the Company will be available online.

In the presentation, Mr. Michael Woudenberg, InMed’s Chief Operating Officer, will highlight updates and progress of InMed’s pipeline including recent data from the Company’s leading pharmaceutical program INM-901, in the treatment of Alzheimer’s, that was recently presented at Alzheimer’s Association International Conference (AAIC) 2025, the world’s leading forum for Alzheimer’s disease and dementia research.

H.C. Wainwright 27th Annual Global Investment Conference
Presentation Link: https://journey.ct.events/view/09f2e465-e7f2-45b7-83d6-e1fb4303ebc4

The webcast will be available for 90 days at the link above or on the InMed Investor Relations Events page: https://www.inmedpharma.com/investors/events/

About InMed:

InMed Pharmaceuticals is a pharmaceutical company focused on developing a pipeline of proprietary small molecule drug candidates targeting the CB1/CB2 receptors. InMed’s pipeline consists of three separate programs in the treatment of Alzheimer’s, ocular and dermatological indications. For more information, visit www.inmedpharma.com.

Investor Contact:

Colin Clancy

Vice President, Investor Relations

and Corporate Communications

T: +1.604.416.0999

E: ir@inmedpharma.com

Cautionary Note Regarding Forward-Looking Information:

This news release contains “forward-looking information” and “forward-looking statements” (collectively, “forward-looking information”) within the meaning of applicable securities laws. Forward-looking statements are frequently, but not always, identified by words such as “expects”, “anticipates”, “believes”, “intends”, “potential”, “possible”, “would” and similar expressions. Such statements, based as they are on current expectations of management, inherently involve numerous risks, uncertainties and assumptions, known and unknown, many of which are beyond our control. Forward-looking information is based on management’s current expectations and beliefs and is subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Without limiting the foregoing, forward-looking information in this news release includes, but is not limited to, statements about: a corporate presentation highlighting recent updates and progress with InMed’s pipeline including recent data from the Company’s lead program INM-901 in the treatment of Alzheimer’s

Additionally, there are known and unknown risk factors which could cause InMed’s actual results, performance, or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking information contained herein. A complete discussion of the risks and uncertainties facing InMed’s stand-alone business is disclosed in InMed’s Annual Report on Form 10-K, in Item 1A. of the Quarterly Report for the period ended March 31, 2025, and other filings with the Securities and Exchange Commission on www.sec.gov.

All forward-looking information herein is qualified in its entirety by this cautionary statement, and InMed disclaims any obligation to revise or update any such forward-looking information or to publicly announce the result of any revisions to any of the forward-looking information contained herein to reflect future results, events or developments, except as required by law.